                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 23, 1997
                                                 --------------

                         NORD RESOURCES CORPORATION
--------------------------------------------------------------------------------

           (Exact name of registrant as specified in its charter)

      DELAWARE                          0-6202-2                    85-0212139
  ---------------                   ----------------              --------------
  (State of other                   (Commission File               (IRS Employer
  jurisdiction of                       Number)                   Identification
   incorporation)                                                    Number)

                        8150 Washington Village Drive
                                Dayton, Ohio                         45458
                   ----------------------------------------        ----------
                   (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code       (937) 433-6307
                                                         --------------

                                     N/A
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On April 23, 1997, pursuant to an Asset Purchase Agreement dated March 5, 1997, Nord Kaolin Company ("NKC"), a majority-owned subsidiary of Nord Resources Corporation ("Registrant"), sold its inventory, prepaid expenses and substantially all of its long-term assets (both tangible and intangible) to Dry Branch Kaolin Company ("DBK").

     As consideration for the sale, NKC received $20,000,000 in cash reduced by $735,000 related to the assumption by DBK of certain reclamation liabilities. DBK also assumed remaining payments associated with a majority of NKC's leased assets and obligations under a licensing agreement under which NKC produces certain of its products. NKC retained its cash and accounts receivable and is responsible for settling a majority of its liabilities in the normal course of business.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (b)  Pro Forma Financial Information

          The transaction referred to in ITEM 2 above is reflected in Registrant's balance sheet as of December 31, 1996 and its statement of operations for the year ended December 31, 1996. Consequently, no pro forma financial information is presented herein.

     (c)  Exhibits required to be filed by Item 6.01 of Regulation S-K.

          Item No.                 Description
          --------                 -----------
             2.1                   Asset Purchase Agreement between Dry Branch
                                   Kaolin Company and Nord Kaolin Company, dated as of March 5, 1997

            99.1 Press Release of Nord Resources Corporation dated March 6, 1997

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORD RESOURCES CORPORATION
                                       -----------------------------------------
                                              (Registrant)


Date:  May 7, 1997                     s/ Karl A. Frydryk
                                       -----------------------------------------
                                       Karl A. Frydryk, Secretary



                                EXHIBIT INDEX

                                                       Sequentially
Item No.         Description                           Numbered Page
--------         -----------                           -------------

   2.1           Asset Purchase Agreement between
                 Dry Branch Kaolin Company and
                 Nord Kaolin Company, dated as of
                 March 5, 1997

  99.1           Press Release of Nord Resources
                 Corporation dated March 6, 1997